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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported): January 7, 2002


                       TRANSATLANTIC HOLDINGS, INC.
               (Exact Name of Registrant as Specified in its Charter)


    Delaware                      1-10545                  13-3355897
(State or Other           (Commission File Number)       (IRS Employer
Jurisdiction of                                          Identification
Incorporation)                                               Number)


                                 80 Pine Street
                            New York, New York 10005
                    (Address of Principal Executive Offices)

    Registrant's telephone number, including area code: (212) 770-2000

                                    NONE
                   ------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)








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Item 9. Regulation FD Disclosure.

     On January 7, 2002, Transatlantic Holdings, Inc. ("TRH") issued a press release announcing its preliminary estimate of reinsurance exposure related to Enron Corporation. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

     The text of the press release is being furnished and is not filed pursuant to Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSATLANTIC HOLDINGS, INC.
                                           (Registrant)

Date: January 8, 2002                By /s/ STEVEN S. SKALICKY
                                     -------------------------------
                                     Name:  Steven S. Skalicky
                                     Title: Executive Vice President
                                     and Chief Financial Officer








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                                 EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------
99.1                           Press Release of Transatlantic
                               Holdings, Inc. dated January 7, 2002.